UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

-----------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

-----------------------

Date of Report (Date of earliest event reported):
May 2, 2019

United States Steel Corporation
-----------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
---------------	------------------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
---------------------------------------	----------
(Address of principal executive offices)	(Zip Code)

(412) 433-1121
------------------------------
(Registrant's telephone number,
including area code)
------------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [ ]

Title of each class	Trading Symbol	Name of each exchange on which registered
United States Steel Corporation Common Stock	X	New York Stock Exchange and Chicago Stock Exchange

Item 2.02. Results of Operations and Financial Condition

On May 2, 2019, United States Steel Corporation issued a press release announcing its financial results for first quarter 2019. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1Press Release dated May 2, 2019, titled “United States Steel Corporation Reports First Quarter 2019 Results,” together with related unaudited financial information and statistics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Kimberly D. Fast
--------------------------------------
Kimberly D. Fast
Acting Controller

Dated: May 2, 2019